EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Third Quarter 2025 Financial Results and Declares Dividend

HONOLULU, Hawaii October 24, 2025--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended September 30, 2025.

“I’m pleased to report that the third quarter was another period of market-leading performance for First Hawaiian Bank,” said Bob Harrison, Chairman, President, and CEO. “These strong results reflect how well our teams and operations work together to deliver outstanding financial performance and the personalized service our customers expect and deserve.”

On October 22, 2025, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share.  The dividend will be payable on November 28, 2025, to stockholders of record at the close of business on November 17, 2025.

Third Quarter 2025 Highlights:

●	Net income of $73.8 million, or $0.59 per diluted share
●	Total loans and leases decreased $222.5 million versus prior quarter
●	Total deposits increased $498.1 million versus prior quarter
●	Net interest margin increased 8 basis points to 3.19%
●	Recorded a $4.5 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $24.1 billion at September 30, 2025 versus $23.8 billion at June 30, 2025.

Gross loans and leases were $14.1 billion as of September 30, 2025, a decrease of $222.5 million from $14.4 billion as of June 30, 2025.

Total deposits were $20.7 billion as of September 30, 2025, an increase of $498.1 million from June 30, 2025.

Net Interest Income

Net interest income for the third quarter of 2025 was $169.3 million, an increase of $5.7 million, or 3.5%, compared to $163.6 million for the prior quarter.

The net interest margin was 3.19% in the third quarter of 2025, an increase of 8 basis points compared to 3.11% in the prior quarter.

Provision Expense

During both the quarters ended September 30, 2025 and June 30, 2025, we recorded a $4.5 million provision for credit losses.

Noninterest Income

Noninterest income was $57.1 million in the third quarter of 2025, an increase of $3.1 million compared to noninterest income of $54.0 million in the prior quarter.

Noninterest Expense

Noninterest expense was $125.7 million in the third quarter of 2025, an increase of $0.8 million compared to noninterest expense of $124.9 million in the prior quarter.

The efficiency ratio was 55.3% and 57.2% for the quarters ended September 30, 2025 and June 30, 2025, respectively.

Taxes

The effective tax rate was 23.2% and 16.9% for the quarters ended September 30, 2025 and June 30, 2025, respectively. The lower effective tax rate in the quarter ended June 30, 2025 was primarily due to the remeasurement of the California deferred tax assets as of the beginning of the year, reflecting the enactment of a recent change in the California tax code.

Asset Quality

The allowance for credit losses was $165.3 million, or 1.17% of total loans and leases, as of September 30, 2025, compared to $167.8 million, or 1.17% of total loans and leases, as of June 30, 2025. The reserve for unfunded commitments was $36.2 million as of September 30, 2025 and $33.3 million as of June 30, 2025. Net charge-offs were $4.2 million, or 0.12% of average loans and leases on an annualized basis, for the quarter ended September 30, 2025, compared to net charge-offs of $3.3 million, or 0.09% of average loans and leases on an annualized basis, for the quarter ended June 30, 2025. Total non-performing assets were $30.9 million, or 0.22% of total loans and leases and other real estate owned, on September 30, 2025, compared to total non-performing assets of $28.6 million, or 0.20% of total loans and leases and other real estate owned, on June 30, 2025.

Capital

Total stockholders' equity was $2.7 billion on September 30, 2025 and June 30, 2025.

The tier 1 leverage, common equity tier 1 and total capital ratios were 9.16%, 13.24% and 14.49%, respectively, on September 30, 2025, compared with 9.12%, 13.03% and 14.28%, respectively, on June 30, 2025.

The Company repurchased 964 thousand shares of common stock at a total cost of $24.0 million under the stock repurchase program in the third quarter. The average cost was $24.94 per share repurchased.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register-conf.media-server.com/register/BI72bbd4f6b30c462799fbb2d8bde29739, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share data)	2025	2025	2024	2025	2024
Operating Results:
Net interest income	$169,331	$163,583	$156,707	$493,440	$463,985
Provision for credit losses	4,500	4,500	7,400	19,500	15,500
Noninterest income	57,060	53,958	53,288	161,495	156,427
Noninterest expense	125,744	124,939	126,147	374,243	377,046
Net income	73,840	73,247	61,492	206,335	177,633
Basic earnings per share	0.59	0.58	0.48	1.65	1.39
Diluted earnings per share	0.59	0.58	0.48	1.64	1.38
Dividends declared per share	0.26	0.26	0.26	0.78	0.78
Dividend payout ratio	44.07%	44.83%	54.17%	47.56%	56.52%
Performance Ratios(1):
Net interest margin	3.19%	3.11%	2.95%	3.13%	2.93%
Efficiency ratio	55.29%	57.23%	59.77%	56.88%	60.38%
Return on average total assets	1.22%	1.23%	1.02%	1.15%	0.99%
Return on average tangible assets (non-GAAP)(2)	1.27%	1.28%	1.06%	1.20%	1.03%
Return on average total stockholders' equity	10.81%	11.03%	9.45%	10.32%	9.37%
Return on average tangible stockholders' equity (non-GAAP)(2)	17.08%	17.61%	15.35%	16.45%	15.43%
Average Balances:
Average loans and leases	$14,209,282	$14,288,918	$14,304,806	$14,269,030	$14,325,065
Average earning assets	21,271,827	21,167,588	21,328,882	21,203,245	21,352,739
Average assets	23,993,685	23,859,410	24,046,696	23,914,896	24,064,208
Average deposits	20,411,117	20,280,042	20,367,805	20,348,609	20,415,746
Average stockholders' equity	2,710,273	2,663,850	2,588,806	2,672,284	2,532,911
Market Value Per Share:
Closing	24.83	24.96	23.15	24.83	23.15
High	26.72	25.09	26.18	28.28	26.18
Low	23.48	20.32	20.28	20.32	19.48

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except per share data)	2025	2025	2024	2024
Balance Sheet Data:
Loans and leases	$14,129,383	$14,351,869	$14,408,258	$14,241,370
Total assets	24,098,728	23,837,147	23,828,186	23,780,285
Total deposits	20,729,557	20,231,419	20,322,216	20,227,702
Short-term borrowings	—	250,000	250,000	250,000
Total stockholders' equity	2,733,921	2,694,545	2,617,486	2,648,034

Per Share of Common Stock:
Book value	$22.10	$21.61	$20.70	$20.71
Tangible book value (non-GAAP)(2)	14.05	13.63	12.83	12.92

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.22%	0.20%	0.14%	0.13%
Allowance for credit losses for loans and leases / total loans and leases	1.17%	1.17%	1.11%	1.15%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	13.24%	13.03%	12.80%	13.03%
Tier 1 Capital Ratio	13.24%	13.03%	12.80%	13.03%
Total Capital Ratio	14.49%	14.28%	13.99%	14.25%
Tier 1 Leverage Ratio	9.16%	9.12%	9.14%	9.14%
Total stockholders' equity to total assets	11.34%	11.30%	10.98%	11.14%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	7.52%	7.44%	7.10%	7.25%

Non-Financial Data:
Number of branches	49	48	48	48
Number of ATMs	275	274	273	273
Number of Full-Time Equivalent Employees	2,001	2,006	1,997	2,022

(1)	Except for the efficiency ratio, amounts are annualized for the three and nine months ended September 30, 2025 and 2024 and three months ended June 30, 2025.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2025	2025	2024	2025	2024
Interest income
Loans and lease financing	$196,441	$193,393	$205,682	$581,936	$607,594
Available-for-sale investment securities	13,470	12,469	12,850	39,089	41,539
Held-to-maturity investment securities	15,920	16,299	16,937	48,866	52,305
Other	16,744	14,578	14,527	44,573	38,444
Total interest income	242,575	236,739	249,996	714,464	739,882
Interest expense
Deposits	70,851	70,289	87,500	212,849	257,252
Short-term borrowings	2,195	2,627	5,397	7,421	17,303
Other	198	240	392	754	1,342
Total interest expense	73,244	73,156	93,289	221,024	275,897
Net interest income	169,331	163,583	156,707	493,440	463,985
Provision for credit losses	4,500	4,500	7,400	19,500	15,500
Net interest income after provision for credit losses	164,831	159,083	149,307	473,940	448,485
Noninterest income
Service charges on deposit accounts	8,096	7,830	7,783	23,461	23,122
Credit and debit card fees	15,850	15,913	17,533	46,237	49,567
Other service charges and fees	13,807	13,350	11,790	39,324	32,730
Trust and investment services income	9,212	9,154	9,077	27,736	28,857
Bank-owned life insurance	6,314	4,724	4,502	15,409	12,148
Investment securities gains, net	—	—	—	37	—
Other	3,781	2,987	2,603	9,291	10,003
Total noninterest income	57,060	53,958	53,288	161,495	156,427
Noninterest expense
Salaries and employee benefits	61,533	59,501	59,563	181,138	176,562
Contracted services and professional fees	15,785	15,997	14,634	46,621	46,440
Occupancy	7,098	7,934	6,945	23,132	21,263
Equipment	13,834	14,037	13,078	41,742	39,687
Regulatory assessment and fees	3,294	3,759	3,412	10,876	15,346
Advertising and marketing	2,033	2,035	1,813	6,247	6,190
Card rewards program	8,694	8,406	8,678	25,019	25,905
Other	13,473	13,270	18,024	39,468	45,653
Total noninterest expense	125,744	124,939	126,147	374,243	377,046
Income before provision for income taxes	96,147	88,102	76,448	261,192	227,866
Provision for income taxes	22,307	14,855	14,956	54,857	50,233
Net income	$73,840	$73,247	$61,492	$206,335	$177,633
Basic earnings per share	$0.59	$0.58	$0.48	$1.65	$1.39
Diluted earnings per share	$0.59	$0.58	$0.48	$1.64	$1.38
Basic weighted-average outstanding shares	124,267,090	125,321,837	127,886,167	125,282,792	127,820,737
Diluted weighted-average outstanding shares	124,970,898	125,833,064	128,504,035	125,977,271	128,362,433

Consolidated Balance Sheets	Table 3
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except share amount)	2025	2025	2024	2024
Assets
Cash and due from banks	$249,563	$304,624	$258,057	$252,209
Interest-bearing deposits in other banks	1,606,080	1,094,411	912,133	820,603
Investment securities:
Available-for-sale, at fair value (amortized cost: $2,178,092 as of September 30, 2025, $2,097,906 as of June 30, 2025, $2,190,448 as of December 31, 2024 and $2,290,781 as of September 30, 2024)	1,986,717	1,891,654	1,926,516	2,055,959
Held-to-maturity, at amortized cost (fair value: $3,209,883 as of September 30, 2025, $3,230,698 as of June 30, 2025, $3,262,509 as of December 31, 2024 and $3,475,143 as of September 30, 2024)	3,594,188	3,658,814	3,790,650	3,853,697
Loans held for sale	468	—	—	—
Loans and leases	14,129,383	14,351,869	14,408,258	14,241,370
Less: allowance for credit losses	165,269	167,825	160,393	163,700
Net loans and leases	13,964,114	14,184,044	14,247,865	14,077,670

Premises and equipment, net	302,983	299,149	288,530	287,036
Accrued interest receivable	77,878	77,943	79,979	81,875
Bank-owned life insurance	507,950	502,419	491,890	490,135
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	4,728	4,828	5,078	5,236
Other assets	808,567	823,769	831,996	860,373
Total assets	$24,098,728	$23,837,147	$23,828,186	$23,780,285
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,947,385	$13,386,987	$13,347,068	$13,427,674
Noninterest-bearing	6,782,172	6,844,432	6,975,148	6,800,028
Total deposits	20,729,557	20,231,419	20,322,216	20,227,702
Short-term borrowings	—	250,000	250,000	250,000
Retirement benefits payable	94,504	95,357	97,135	100,448
Other liabilities	540,746	565,826	541,349	554,101
Total liabilities	21,364,807	21,142,602	21,210,700	21,132,251

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 142,173,027 / 123,719,585 shares as of September 30, 2025, issued/outstanding: 142,173,027 / 124,683,544 shares as of June 30, 2025, issued/outstanding: 141,748,847 / 126,422,898 shares as of December 31, 2024 and issued/outstanding: 141,735,601 / 127,886,167 shares as of September 30, 2024)	1,422	1,422	1,417	1,417
Additional paid-in capital	2,572,156	2,567,936	2,560,380	2,558,158
Retained earnings	1,041,573	1,000,997	934,048	915,062
Accumulated other comprehensive loss, net	(388,149)	(407,008)	(463,994)	(452,658)
Treasury stock (18,453,442 shares as of September 30, 2025, 17,489,483 shares as of June 30, 2025, 15,325,949 shares as of December 31, 2024 and 13,849,434 shares as of September 30, 2024)	(493,081)	(468,802)	(414,365)	(373,945)
Total stockholders' equity	2,733,921	2,694,545	2,617,486	2,648,034
Total liabilities and stockholders' equity	$24,098,728	$23,837,147	$23,828,186	$23,780,285

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2025			June 30, 2025			September 30, 2024
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,471.0	$16.3	4.40%	$1,276.8	$14.1	4.45%	$1,020.4	$13.9	5.40%
Available-for-Sale Investment Securities
Taxable	1,921.2	13.5	2.80	1,869.3	12.5	2.67	2,062.6	12.8	2.48
Non-Taxable	1.2	—	5.07	1.3	—	5.27	1.5	—	5.06
Held-to-Maturity Investment Securities
Taxable	3,036.1	12.8	1.68	3,099.9	13.2	1.70	3,288.2	13.8	1.67
Non-Taxable	595.5	3.6	2.39	596.5	3.3	2.21	602.3	3.7	2.46
Total Investment Securities	5,554.0	29.9	2.15	5,567.0	29.0	2.08	5,954.6	30.3	2.03
Loans Held for Sale	0.9	—	5.71	0.3	—	6.86	2.2	—	5.64
Loans and Leases(1)
Commercial and industrial	2,144.0	33.6	6.22	2,291.5	35.2	6.16	2,165.3	38.0	6.98
Commercial real estate	4,481.5	69.9	6.18	4,392.5	66.9	6.11	4,278.3	71.6	6.67
Construction	891.9	15.2	6.78	900.4	14.9	6.66	1,040.7	20.3	7.74
Residential:
Residential mortgage	4,077.1	40.4	3.96	4,104.1	40.2	3.92	4,204.5	40.4	3.84
Home equity line	1,167.0	14.0	4.76	1,154.4	13.4	4.64	1,158.5	13.2	4.52
Consumer	1,018.4	19.6	7.63	1,013.9	19.2	7.58	1,035.3	18.7	7.19
Lease financing	429.4	4.3	3.98	432.1	4.2	3.90	422.2	4.0	3.72
Total Loans and Leases	14,209.3	197.0	5.51	14,288.9	194.0	5.44	14,304.8	206.2	5.74
Other Earning Assets	36.6	0.4	4.72	34.6	0.4	4.94	46.9	0.7	5.83
Total Earning Assets(2)	21,271.8	243.6	4.55	21,167.6	237.5	4.50	21,328.9	251.1	4.69
Cash and Due from Banks	243.3			222.3			242.3
Other Assets	2,478.6			2,469.5			2,475.5
Total Assets	$23,993.7			$23,859.4			$24,046.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,331.6	$21.9	1.37%	$6,247.5	$21.0	1.35%	$5,963.1	$23.6	1.57%
Money Market	3,837.6	23.4	2.42	3,822.1	22.8	2.39	4,179.5	31.9	3.04
Time	3,353.9	25.5	3.02	3,389.4	26.5	3.14	3,327.3	32.0	3.83
Total Interest-Bearing Deposits	13,523.1	70.8	2.08	13,459.0	70.3	2.09	13,469.9	87.5	2.58
Other Short-Term Borrowings	206.5	2.2	4.22	250.0	2.6	4.22	451.1	5.4	4.76
Other Interest-Bearing Liabilities	14.4	0.2	5.46	20.8	0.2	4.62	22.4	0.4	6.97
Total Interest-Bearing Liabilities	13,744.0	73.2	2.11	13,729.8	73.1	2.14	13,943.4	93.3	2.66
Net Interest Income		$170.4			$164.4			$157.8
Interest Rate Spread(3)			2.44%			2.36%			2.03%
Net Interest Margin(4)			3.19%			3.11%			2.95%
Noninterest-Bearing Demand Deposits	6,888.0			6,821.0			6,897.9
Other Liabilities	651.4			644.7			616.6
Stockholders' Equity	2,710.3			2,663.9			2,588.8
Total Liabilities and Stockholders' Equity	$23,993.7			$23,859.4			$24,046.7

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.0 million, $0.8 million and $1.1 million for the three months ended September 30, 2025, June 30, 2025 and September 30, 2024, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the three months ended September 30, 2025, June 30, 2025 and September 30, 2024, on a fully taxable-equivalent basis, divided by average total earning assets.

Average Balances and Interest Rates						Table 5
	Nine Months Ended			Nine Months Ended
	September 30, 2025			September 30, 2024
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,307.4	$43.3	4.43%	$884.6	$35.9	5.43%
Available-for-Sale Investment Securities
Taxable	1,894.1	39.0	2.75	2,124.4	41.5	2.61
Non-Taxable	1.3	0.1	5.31	1.6	0.1	5.49
Held-to-Maturity Investment Securities
Taxable	3,099.5	39.6	1.70	3,354.0	42.7	1.70
Non-Taxable	597.0	10.5	2.37	602.9	11.7	2.58
Total Investment Securities	5,591.9	89.2	2.13	6,082.9	96.0	2.10
Loans Held for Sale	0.5	—	6.03	1.3	0.1	6.11
Loans and Leases(1)
Commercial and industrial	2,210.6	102.5	6.20	2,177.2	113.3	6.95
Commercial real estate	4,431.6	203.2	6.13	4,302.4	213.4	6.62
Construction	909.6	45.6	6.71	983.6	56.2	7.63
Residential:
Residential mortgage	4,110.2	121.5	3.94	4,232.6	122.5	3.86
Home equity line	1,157.2	40.4	4.67	1,164.9	37.8	4.34
Consumer	1,017.2	57.7	7.58	1,057.6	54.4	6.87
Lease financing	432.6	12.8	3.96	406.8	11.9	3.90
Total Loans and Leases	14,269.0	583.7	5.47	14,325.1	609.5	5.68
Other Earning Assets	34.4	1.3	5.03	58.8	2.5	5.69
Total Earning Assets(2)	21,203.2	717.5	4.52	21,352.7	744.0	4.65
Cash and Due from Banks	233.9			242.4
Other Assets	2,477.8			2,469.1
Total Assets	$23,914.9			$24,064.2

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,270.9	$64.1	1.37%	$6,007.6	$70.5	1.57%
Money Market	3,860.3	69.2	2.40	4,067.5	91.3	3.00
Time	3,353.6	79.5	3.17	3,312.3	95.5	3.85
Total Interest-Bearing Deposits	13,484.8	212.8	2.11	13,387.4	257.3	2.57
Other Short-Term Borrowings	235.3	7.4	4.22	483.6	17.3	4.78
Other Interest-Bearing Liabilities	20.9	0.8	4.84	31.1	1.3	5.75
Total Interest-Bearing Liabilities	13,741.0	221.0	2.15	13,902.1	275.9	2.65
Net Interest Income		$496.5			$468.1
Interest Rate Spread(3)			2.37%			2.00%
Net Interest Margin(4)			3.13%			2.93%
Noninterest-Bearing Demand Deposits	6,863.8			7,028.4
Other Liabilities	637.8			600.8
Stockholders' Equity	2,672.3			2,532.9
Total Liabilities and Stockholders' Equity	$23,914.9			$24,064.2

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $3.1 million and $4.1 million for the nine months ended September 30, 2025 and 2024, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the nine months ended September 30, 2025 and 2024, on a fully taxable-equivalent basis, divided by average total earning assets.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended September 30, 2025
	Compared to June 30, 2025
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$2.3	$(0.1)	$2.2
Available-for-Sale Investment Securities
Taxable	0.4	0.6	1.0
Held-to-Maturity Investment Securities
Taxable	(0.3)	(0.1)	(0.4)
Non-Taxable	—	0.3	0.3
Total Investment Securities	0.1	0.8	0.9
Loans and Leases
Commercial and industrial	(2.0)	0.4	(1.6)
Commercial real estate	1.9	1.1	3.0
Construction	(0.1)	0.4	0.3
Residential:
Residential mortgage	(0.2)	0.4	0.2
Home equity line	0.2	0.4	0.6
Consumer	0.2	0.2	0.4
Lease financing	—	0.1	0.1
Total Loans and Leases	—	3.0	3.0
Total Change in Interest Income	2.4	3.7	6.1

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.4	0.5	0.9
Money Market	0.1	0.5	0.6
Time	(0.2)	(0.8)	(1.0)
Total Interest-Bearing Deposits	0.3	0.2	0.5
Other Short-Term Borrowings	(0.4)	—	(0.4)
Total Change in Interest Expense	(0.1)	0.2	0.1
Change in Net Interest Income	$2.5	$3.5	$6.0

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended September 30, 2025
	Compared to September 30, 2024
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$5.3	$(2.9)	$2.4
Available-for-Sale Investment Securities
Taxable	(0.9)	1.6	0.7
Held-to-Maturity Investment Securities
Taxable	(1.1)	0.1	(1.0)
Non-Taxable	—	(0.1)	(0.1)
Total Investment Securities	(2.0)	1.6	(0.4)
Loans and Leases
Commercial and industrial	(0.4)	(4.0)	(4.4)
Commercial real estate	3.5	(5.2)	(1.7)
Construction	(2.7)	(2.4)	(5.1)
Residential:
Residential mortgage	(1.2)	1.2	—
Home equity line	0.1	0.7	0.8
Consumer	(0.3)	1.2	0.9
Lease financing	—	0.3	0.3
Total Loans and Leases	(1.0)	(8.2)	(9.2)
Other Earning Assets	(0.2)	(0.1)	(0.3)
Total Change in Interest Income	2.1	(9.6)	(7.5)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	1.4	(3.1)	(1.7)
Money Market	(2.4)	(6.1)	(8.5)
Time	0.2	(6.7)	(6.5)
Total Interest-Bearing Deposits	(0.8)	(15.9)	(16.7)
Other Short-Term Borrowings	(2.6)	(0.6)	(3.2)
Other Interest-Bearing Liabilities	(0.1)	(0.1)	(0.2)
Total Change in Interest Expense	(3.5)	(16.6)	(20.1)
Change in Net Interest Income	$5.6	$7.0	$12.6

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 8
	Nine Months Ended September 30, 2025
	Compared to September 30, 2024
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$14.9	$(7.5)	$7.4
Available-for-Sale Investment Securities
Taxable	(4.7)	2.2	(2.5)
Held-to-Maturity Investment Securities
Taxable	(3.1)	—	(3.1)
Non-Taxable	(0.2)	(1.0)	(1.2)
Total Investment Securities	(8.0)	1.2	(6.8)
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and industrial	1.7	(12.5)	(10.8)
Commercial real estate	6.2	(16.4)	(10.2)
Construction	(4.1)	(6.5)	(10.6)
Residential:
Residential mortgage	(3.5)	2.5	(1.0)
Home equity line	(0.3)	2.9	2.6
Consumer	(2.1)	5.4	3.3
Lease financing	0.7	0.2	0.9
Total Loans and Leases	(1.4)	(24.4)	(25.8)
Other Earning Assets	(0.9)	(0.3)	(1.2)
Total Change in Interest Income	4.5	(31.0)	(26.5)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	2.9	(9.3)	(6.4)
Money Market	(4.5)	(17.6)	(22.1)
Time	1.2	(17.2)	(16.0)
Total Interest-Bearing Deposits	(0.4)	(44.1)	(44.5)
Other Short-Term Borrowings	(8.0)	(1.9)	(9.9)
Other Interest-Bearing Liabilities	(0.4)	(0.1)	(0.5)
Total Change in Interest Expense	(8.8)	(46.1)	(54.9)
Change in Net Interest Income	$13.3	$15.1	$28.4

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Loans and Leases				Table 9
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2025	2025	2024	2024
Commercial and industrial	$2,027,504	$2,370,210	$2,247,428	$2,110,077
Commercial real estate	4,513,706	4,411,585	4,463,992	4,265,289
Construction	881,462	884,306	918,326	1,056,249
Residential:
Residential mortgage	4,077,946	4,085,827	4,168,154	4,187,060
Home equity line	1,170,822	1,161,876	1,151,739	1,159,823
Total residential	5,248,768	5,247,703	5,319,893	5,346,883
Consumer	1,013,663	1,011,125	1,023,969	1,030,044
Lease financing	444,280	426,940	434,650	432,828
Total loans and leases	$14,129,383	$14,351,869	$14,408,258	$14,241,370

Deposits				Table 10
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2025	2025	2024	2024
Demand	$6,782,172	$6,844,432	$6,975,148	$6,800,028
Savings	6,691,136	6,219,801	6,021,364	5,896,029
Money Market	3,874,614	3,777,681	4,027,334	4,129,381
Time	3,381,635	3,389,505	3,298,370	3,402,264
Total Deposits	$20,729,557	$20,231,419	$20,322,216	$20,227,702

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2025	2025	2024	2024
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$1,084	$1,184	$329	$934
Commercial real estate	3,089	3,185	411	152
Construction	904	904	—	—
Lease financing	169	—	—	—
Total Commercial Loans	5,246	5,273	740	1,086
Residential Loans:
Residential mortgage	16,702	15,032	12,768	9,103
Home equity line	8,385	8,286	7,171	7,645
Total Residential Loans	25,087	23,318	19,939	16,748
Consumer	600	—	—	—
Total Non-Accrual Loans and Leases	30,933	28,591	20,679	17,834
Total Non-Performing Assets	$30,933	$28,591	$20,679	$17,834

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$633	$942	$1,432	$529
Commercial real estate	—	—	—	568
Construction	2,063	—	536	—
Total Commercial Loans	2,696	942	1,968	1,097
Residential mortgage	627	309	1,317	931
Consumer	2,566	3,187	2,734	2,515
Total Accruing Loans and Leases Past Due 90 Days or More	$5,889	$4,438	$6,019	$4,543

Total Loans and Leases	$14,129,383	$14,351,869	$14,408,258	$14,241,370

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(dollars in thousands)	2025	2025	2024	2025	2024
Balance at Beginning of Period	$201,172	$199,959	$193,930	$193,240	$192,138
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(1,106)	(688)	(1,178)	(3,253)	(2,764)
Commercial real estate	—	—	(400)	—	(400)
Lease financing	(580)	(82)	—	(662)	—
Total Commercial Loans	(1,686)	(770)	(1,578)	(3,915)	(3,164)
Home equity line	—	(16)	—	(30)	—
Consumer	(4,719)	(4,543)	(4,192)	(14,287)	(13,228)
Total Loans and Leases Charged-Off	(6,405)	(5,329)	(5,770)	(18,232)	(16,392)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	410	196	160	1,009	621
Commercial real estate	—	—	—	251	—
Total Commercial Loans	410	196	160	1,260	621
Residential Loans:
Residential mortgage	14	109	31	143	89
Home equity line	26	32	86	122	242
Total Residential Loans	40	141	117	265	331
Consumer	1,749	1,705	1,560	5,433	5,199
Total Recoveries on Loans and Leases Previously Charged-Off	2,199	2,042	1,837	6,958	6,151
Net Loans and Leases Charged-Off	(4,206)	(3,287)	(3,933)	(11,274)	(10,241)
Provision for Credit Losses	4,500	4,500	7,400	19,500	15,500
Balance at End of Period	$201,466	$201,172	$197,397	$201,466	$197,397
Components:
Allowance for Credit Losses	$165,269	$167,825	$163,700	$165,269	$163,700
Reserve for Unfunded Commitments	36,197	33,347	33,697	36,197	33,697
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$201,466	$201,172	$197,397	$201,466	$197,397
Average Loans and Leases Outstanding	$14,209,282	$14,288,918	$14,304,806	$14,269,030	$14,325,065
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.12%	0.09%	0.11%	0.11%	0.10%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.17%	1.17%	1.15%	1.17%	1.15%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	5.34x	5.87x	9.18x	5.34x	9.18x

(1)	Annualized for the three and nine months ended September 30, 2025 and 2024 and three months ended June 30, 2025.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2025	2024	2023	2022	2021	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$164,270	$126,437	$58,184	$113,813	$154,746	$235,902	$986,942	$13,454	$1,853,748
Special Mention	369	873	1,975	1,552	460	951	4,901	—	11,081
Substandard	522	—	553	10,315	29	21,031	46,247	—	78,697
Other (1)	14,325	10,217	5,859	4,180	1,493	1,370	46,534	—	83,978
Total Commercial and Industrial	179,486	137,527	66,571	129,860	156,728	259,254	1,084,624	13,454	2,027,504
Current period gross charge-offs	1	60	224	528	356	2,054	30	—	3,253

Commercial Real Estate
Risk rating:
Pass	487,374	289,898	374,448	768,901	680,910	1,622,149	77,525	7,513	4,308,718
Special Mention	—	3,336	1,675	45,579	41,394	20,943	11,007	—	123,934
Substandard	—	5,581	535	57,334	999	15,776	704	—	80,929
Other (1)	—	—	—	—	—	125	—	—	125
Total Commercial Real Estate	487,374	298,815	376,658	871,814	723,303	1,658,993	89,236	7,513	4,513,706
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Construction
Risk rating:
Pass	40,387	174,819	211,886	234,984	88,827	47,257	23,417	—	821,577
Special Mention	—	—	—	27,965	—	130	—	—	28,095
Substandard	—	—	—	—	—	904	—	—	904
Other (1)	4,934	12,062	5,738	4,712	948	1,801	691	—	30,886
Total Construction	45,321	186,881	217,624	267,661	89,775	50,092	24,108	—	881,462
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	106,920	83,244	94,376	47,063	11,403	95,610	—	—	438,616
Special Mention	—	—	191	—	143	—	—	—	334
Substandard	—	4,643	448	239	—	—	—	—	5,330
Total Lease Financing	106,920	87,887	95,015	47,302	11,546	95,610	—	—	444,280
Current period gross charge-offs	—	662	—	—	—	—	—	—	662

Total Commercial Lending	$819,101	$711,110	$755,868	$1,316,637	$981,352	$2,063,949	$1,197,968	$20,967	$7,866,952
Current period gross charge-offs	$1	$722	$224	$528	$356	$2,054	$30	$—	$3,915

(continued)

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2025	2024	2023	2022	2021	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$118,602	$153,379	$183,019	$464,813	$890,038	$1,508,771	$—	$—	$3,318,622
680 - 739	14,318	17,797	23,479	59,890	110,055	185,858	—	—	411,397
620 - 679	3,292	4,078	4,988	23,155	17,763	45,190	—	—	98,466
550 - 619	—	289	443	3,898	7,554	17,861	—	—	30,045
Less than 550	—	156	1,151	3,606	4,591	8,836	—	—	18,340
No Score (3)	6,473	5,108	5,734	16,590	9,678	45,548	—	—	89,131
Other (2)	17,616	7,820	11,721	15,836	13,834	33,405	11,713	—	111,945
Total Residential Mortgage	160,301	188,627	230,535	587,788	1,053,513	1,845,469	11,713	—	4,077,946
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	932,699	1,276	933,975
680 - 739	—	—	—	—	—	—	173,826	1,405	175,231
620 - 679	—	—	—	—	—	—	36,242	643	36,885
550 - 619	—	—	—	—	—	—	14,408	538	14,946
Less than 550	—	—	—	—	—	—	8,653	391	9,044
No Score (3)	—	—	—	—	—	—	741	—	741
Total Home Equity Line	—	—	—	—	—	—	1,166,569	4,253	1,170,822
Current period gross charge-offs	—	—	—	—	—	—	30	—	30

Total Residential Lending	$160,301	$188,627	$230,535	$587,788	$1,053,513	$1,845,469	$1,178,282	$4,253	$5,248,768
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$30	$—	$30

Consumer Lending
FICO:
740 and greater	84,749	70,671	47,226	57,234	25,525	6,915	97,360	110	389,790
680 - 739	65,723	53,325	32,726	28,693	12,675	4,404	84,865	509	282,920
620 - 679	33,601	22,847	12,376	13,283	6,706	3,470	49,756	874	142,913
550 - 619	6,331	9,720	6,752	8,322	4,309	2,776	16,575	798	55,583
Less than 550	1,409	4,204	3,925	4,272	2,226	1,571	5,203	574	23,384
No Score (3)	842	13	47	12	—	23	37,625	170	38,732
Other (2)	3,552	—	600	—	565	1,020	74,604	—	80,341
Total Consumer Lending	$196,207	$160,780	$103,652	$111,816	$52,006	$20,179	$365,988	$3,035	$1,013,663
Current period gross charge-offs	$389	$1,922	$1,392	$1,272	$674	$1,804	$6,223	$611	$14,287

Total Loans and Leases	$1,175,609	$1,060,517	$1,090,055	$2,016,241	$2,086,871	$3,929,597	$2,742,238	$28,255	$14,129,383
Current period gross charge-offs	$390	$2,644	$1,616	$1,800	$1,030	$3,858	$6,283	$611	$18,232

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score (680 and above). As of September 30, 2025, the majority of the loans in this population were current.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating. As of September 30, 2025, the majority of the loans in this population were current.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2025	2025	2024	2025	2024
Income Statement Data:
Net income	$73,840	$73,247	$61,492	$206,335	$177,633

Average total stockholders' equity	$2,710,273	$2,663,850	$2,588,806	$2,672,284	$2,532,911
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,714,781	$1,668,358	$1,593,314	$1,676,792	$1,537,419

Average total assets	$23,993,685	$23,859,410	$24,046,696	$23,914,896	$24,064,208
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$22,998,193	$22,863,918	$23,051,204	$22,919,404	$23,068,716

Return on average total stockholders' equity(1)	10.81%	11.03%	9.45%	10.32%	9.37%
Return on average tangible stockholders' equity (non-GAAP)(1)	17.08%	17.61%	15.35%	16.45%	15.43%

Return on average total assets(1)	1.22%	1.23%	1.02%	1.15%	0.99%
Return on average tangible assets (non-GAAP)(1)	1.27%	1.28%	1.06%	1.20%	1.03%

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2025	2025	2024	2024
Balance Sheet Data:
Total stockholders' equity	$2,733,921	$2,694,545	$2,617,486	$2,648,034
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,738,429	$1,699,053	$1,621,994	$1,652,542

Total assets	$24,098,728	$23,837,147	$23,828,186	$23,780,285
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$23,103,236	$22,841,655	$22,832,694	$22,784,793

Shares outstanding	123,719,585	124,683,544	126,422,898	127,886,167

Total stockholders' equity to total assets	11.34%	11.30%	10.98%	11.14%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.52%	7.44%	7.10%	7.25%

Book value per share	$22.10	$21.61	$20.70	$20.71
Tangible book value per share (non-GAAP)	$14.05	$13.63	$12.83	$12.92

(1)	Annualized for the three and nine months ended September 30, 2025 and 2024 and three months ended June 30, 2025.